================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 20, 1997

                       MetLife Capital Funding Corp. III
     (originator of the MetLife Capital Equipment Loan Trust Series 1997-A)
        on behalf of MetLife Capital Equipment Loan Trust Series 1997-A
             (Exact name of registrant as specified in its charter)

          Delaware                333-23405                 91-1788640
(State or other jurisdiction   (Commission File          (I.R.S. Employer
      of incorporation)            Number)              Identification No.)


                        10900 NE 4th Street, Suite 550
                          Bellevue, Washington 98004
             (Address of principal executive offices and ZIP code)

Registrant's telephone number, including area code:  (425) 450-3590

                                      N/A
        (Former name or former address, if changed since last report.)

================================================================================

INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS 1 - 4    Not Applicable

ITEM 5 Attached, for the distribution date of November 20, 1997, is the Statement to the Noteholders, filed as Exhibit 99.1, and the Servicer Certificate, filed as Exhibit 99.2.

ITEM    6      Not Applicable

ITEM    7      Exhibits

               List of Exhibits:

               Exhibit 99.1 Statement to Noteholders for the Distribution Date of November 20, 1997.

               Exhibit 99.2 Servicer Certificate for the Distribution Date of November 20, 1997.

ITEMS 8 - 9    Not Applicable



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 26, 1997                          MetLife Capital Funding Corp. III


                                           By:  /s/Linda Foley
                                                -----------------------------
                                                Linda Foley
                                                Vice President and
                                                Chief Accounting Officer

Exhibit Index

        Exhibits

        Exhibit 99.1 Statement to Noteholders for the Distribution Date of November 20, 1997.

        Exhibit 99.2 Servicer Certificate for the Distribution Date of November 20, 1997.



                                       2